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EXHIBIT 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (File Nos. 333-06275, 333-66831, 333-79047 and 333-58264) of Anika Therapeutics, Inc., of our report dated February 7, 2003 relating to the financial statements, which appears in this Form 10-K.

/s/ PRICEWATERHOUSECOOPERS LLP
Boston, Massachusetts March 27, 2003

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  EXHIBIT 23.1
CONSENT OF INDEPENDENT ACCOUNTANTS